UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT: May 2, 2006
(DATE OF EARLIEST EVENT REPORTED)
REMINGTON OIL AND GAS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	1-11516 (Commission File No.)	75-2369148 (I.R.S. Employer Identification No.)

8201 Preston Road – Suite 600 Dallas, Texas (Address of Principal executive offices)	75225-6211 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (214) 210-2650
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Signatures
Press Release

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On May 2, 2006, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein. The press release announces the Company’s financial results for the first quarter 2006.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.

Exhibit No.	Description

99.1	Press Release of Remington Oil and Gas Corporation dated May 2, 2006.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date below has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REMINGTON OIL AND GAS CORPORATION
May 3, 2006	By:	/s/ James A. Watt
James A. Watt
Chairman and Chief Executive Officer